UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

SMART ONLINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, 2nd Floor Durham, North Carolina (Address of principal executive offices)	27713 (Zip Code)

Registrant’s telephone number, including area code: (919) 765-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 21, 2005, Smart Online, Inc. filed a Current Report on Form 8-K announcing that on November 15, 2005, the Audit Committee of the Board of Directors of Smart Online, Inc. had approved a change in auditors to audit its financial statements. This Amendment No. 1 to the Form 8-K is being filed by Smart Online, Inc. to amend the Current Report on Form 8-K filed on November 21, 2005 to provide the required exhibit 16.1 of such Current Report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

16.1	Letter from BDO Seidman, LLP, certified public accountants, to the Securities and Exchange Commission, dated November 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 22, 2005	SMART ONLINE, INC. By:/s/ Michael Nouri Name: Michael Nouri Title: President and Chief Executive Officer

EXHIBIT INDEX

16.1	Letter from BDO Seidman, LLP, certified public accountants, to the Securities and Exchange Commission, dated November 21, 2005.